Exhibit 4.2

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of the 6th day of December, 2006 and among XENON PHARMACEUTICALS INC., a corporation (the “Company”) continued under the Canada Business Corporations Act and the investors listed on Exhibit A and Exhibit B hereto, referred to hereinafter as the “Investors” and each individually as an “Investor” and other shareholders of the Company who have signed an agreement to be bound by this Agreement or the First Investors Rights Agreement.

RECITALS

WHEREAS, the Investors listed in Exhibit A (the “Series B Investors”) purchased Series B preferred shares (“Series B Shares”) of the Company and entered into an investor rights agreement with the Company (the “First Investor Rights Agreement”) as of May 19, 2000;

WHEREAS, the Investors listed in Exhibit B (the “Series E Investors”), other than Novartis Pharma AG (“Novartis”), MX Associates LLP (“MXA”), Lipoterx Ltd. (“Lipoterx”), Takeda Research Investment, Inc. (“TRI”) and other subscribers of Series E preferred shares of the Company (“Series E Shares”) marked with an asterisk in Exhibit B hereto, purchased Series E Shares pursuant to that certain share purchase agreement dated March 26, 2001 and entered into an investor rights agreement with the Company and the Series B Investors (the “Second Investor Rights Agreement”) as of March 26, 2001, which amended and restated the First Investor Rights Agreement;

WHEREAS, Novartis purchased Series E Shares pursuant to a share purchase agreement (the “Novartis Purchase Agreement”) dated September 20, 2004 (the “Novartis Financing”) and entered into an investor rights agreement with the Company, the then Series B Investors and the then Series E Investors (the “Third Investor Rights Agreement”) as of October 26, 2004 which amended and restated the Second Investor Rights Agreement;

WHEREAS, MXA and Lipoterx (collectively, the “Investor Group”) purchased Series E Shares pursuant to a share purchase agreement (the “Investor Group Purchase Agreement”) dated February 27, 2006 and entered into an investor rights agreement with the Company, the Series B Investors, and the then Series E Investors (the “Fourth Investor Rights Agreement”) as of April 10, 2006 which amended and restated the Third Investor Rights Agreement;

WHEREAS, TRI purchased Series E Shares pursuant to a share purchase agreement (the “TRI Purchase Agreement”) dated May 19, 2006 and entered into an investor rights agreement with the Company, the then Series B Investors, the then Series E Investors, Novartis and the Investor Group (the “Fifth Investor Rights Agreement”) as of June 30, 2006 which amended and restated the Fourth Investor Rights Agreement;

WHEREAS, Takeda purchased Series E Shares pursuant to a share purchase agreement (the “Takeda Purchase Agreement”) dated September 28, 2006 (the “Takeda Financing”);

WHEREAS, Roche Finance Ltd. (“Roche”) purchased Series E Shares pursuant to a share purchase agreement (the “Roche Purchase Agreement”) dated November 1, 2006 (the “Roche Financing”);

WHEREAS, in connection with the consummation of the Takeda Financing, the parties desire to enter into this Agreement as the Restated and Amended Investor Rights Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

WHEREAS, in connection with the consummation of the Roche Financing, the parties also desire to enter into this Agreement as the Restated and Amended Investor Rights Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

NOW THEREFORE, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

GENERAL

1.1	Definitions

As used in this Agreement the following terms shall have the following respective meanings:

“Articles of the Company” means the articles of the Company as amended from time to time;

“Common Shares” means the Company’s common shares, as they may be renamed or redesignated from, time to time.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Form S-3” or “Form F-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

“Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Shares registered under the Securities Act.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) Common Shares of the Company issued or issuable upon conversion of the Shares; and (b) any Common Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Article 2 of this Agreement are not assigned.

“Registrable Securities then outstanding” shall be the number of shares determined by calculating the total number of shares of the Company’s Common Shares that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand U.S. dollars ($25,000 U.S.) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“SEC” or “Commission” means the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

“Shares” shall mean the Company’s Series B Shares held by the Series B Investors and their permitted assigns, the Company’s Series E Shares held by the Series E Investors and their permitted assigns, and the Company’s Series A preferred shares held by the holders on May 19, 2000 of Series A preferred shares of the Company who have agreed to become parties to and bound by this Agreement as of the date hereof and their permitted assigns.

“Special Registration Statement” shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganisation or other transaction under Rule 145 of the Securities Act or other transaction registered in Form S-4 or F-4 (or substantially similar form under the Securities Act).

ARTICLE 2

REGISTRATION; RESTRICTIONS ON TRANSFER

2.1	Restrictions on Transfer.

(a)	Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i)	There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)	(A) The transferee has agreed in writing to be bound by the terms of this Agreement (including, in the case of a transfer of Series E Shares held by Novartis, the provisions of Sections 5.1, 5.2 and 5.3 hereof), (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(iii)	Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (A) which is a partnership to its partners or former partners in accordance with partnership interests, (B) which is a corporation to its shareholders in accordance with their interest in the corporation, (C) which is a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to the Holder’s family member or trust for the benefit of an individual Holder, or (E) to (I) any limited partnership of which the general partner is under common control with those persons who controlled the Holder or its manager or general partner, as the case may be, as of the date of the transfer; (II) any corporation or other person whose senior officers are, or which is managed by, a corporate manager whose senior officers are common officers of the Holder or its manager or general partner, as the case may be, as of the date of the transfer; (III) to persons who are bona fide investors (including the general partner or fund manager, as the case may be, and any of its associates or affiliates) in the Holder who are entitled to participate in a distribution of the assets of the Holder upon winding up, liquidation or dissolution where the Shares are distributed to them on such occurrence; and (IV) the parent, subsidiary or affiliate of the Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder; and no such registration statement or agreement, notice, information or opinion of counsel shall be necessary in respect of a disposition that is not subject to the requirements of the Securities Act or is a disposition that does not require registration of such shares under the Securities Act.

(b)	Each certificate representing Shares or Registrable Securities, where required by the Company, shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND - MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(c)	The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

(d)	Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2	Demand Registration.

(a)	Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority in interest of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least a majority of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed Cdn. $5,000,000 (a “Qualified Public Offering”)), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

(b)	If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)	The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i)	prior to the earlier of (A) the third anniversary of the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

(ii)	after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii)	during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv)	if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to make a public offering, other than pursuant to a Special Registration Statement, within ninety (90) days;

(v)	if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(vi)	if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 or Form F-3 pursuant to a request made pursuant to Section 2.4 below.

2.3	Piggyback Registrations

The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)

Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)	Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4	Form S-3 or Form F-3 Registration

In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 or Form F-3 (or any successor form) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)	promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b)	as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i)	if either Form S-3 or Form F-3 is not available for such offering by the Holders, or

(ii)	if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand Canadian dollars ($500,000 Cdn.), or

(iii)	during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of, the registration statement pertaining to a public offering, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration to be effective; or

(iv)	if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement, or

(v)	if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 or Form F-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 or Form F-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4 provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

(vi)	if the Company has already effected two (2) registrations within the preceding twelve (12) month period on Form S-3 or Form F-3 for the Holders pursuant to this Section 2.4, or

(vii)	in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)	Subject to the foregoing, the Company shall file a Form S-3 or Form F-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

2.5	Expenses of Registration

Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 or 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

2.6	Obligations of the Company

Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)	Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

(b)	Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

(c)	Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)	Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)	In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)	Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in this paragraph (f) of this Section 2.6, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f) of this Section 2.6 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.

(g)	Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7	Termination of Registration Rights

All registration rights granted under this Article 2 shall terminate and be of no further force and effect four (4) years after the date of the Company’s Initial Offering. In addition, a Holder’s registration rights shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) such Holder (together with its affiliates, partners and former partners) holds less than 1% of the Company’s outstanding Common Shares (treating all preferred shares of the Company on an as converted basis) and (c) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

2.8	Delay of Registration; Furnishing Information

(a)	No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

(b)	It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c)	The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.9	Indemnification

In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a)

To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b)	To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

(c)	Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d)	If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

(e)	The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.10	Assignment of Registration Rights

The rights to cause the Company to register Registrable Securities pursuant to this Article 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, affiliate, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for any subdivision or consolidation of shares) or (d) is (I) a limited partnership of which the general partner is under common control with those persons who controlled the Holder or its manager or general partner, as the case may be, as of the date of the transfer, (II) a corporation or other person whose senior officers are, or which is managed by a corporate manager whose senior officers are, common officers of the Holder or its manager or general partner, as the case may be, as of the date of the transfer; and (III) a person who is a bona fide investor (including the general partner or fund manager, as the case maybe, and any of its associates or affiliates) in the Holder who is entitled to participate in a distribution of the assets of the Holder upon winding up, liquidation or dissolution where the Shares are distributed to them on such occurrence, provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement.

2.11	Amendment of Registration Rights

Any provision of this Article 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the consent of both the Holders of at least a majority of the Registrable Securities then outstanding and the consent of Investors holding at least 75% of the Registrable Securities then held by the Investors. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.12	Limitation on Subsequent Registration Rights

Other than as provided in Section 10.11, after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder. Notwithstanding the foregoing or any other provision of this Agreement, the holders of Series A preferred shares of the Company who have become parties to and bound by the First Investor Rights Agreement except for the rights and obligations under Article 3 and Article 4 of the First Investor Rights Agreement shall be considered Holders for all purposes under Article 2 of this Agreement.

2.13	“Market Stand-OM Agreement; Agreement to Furnish Information

Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Shares (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Shares (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or a prospectus filed in Canada as contemplated in Section 2.15; provided that:

(a)	such agreement shall apply only to the Company’s Initial Offering or an offering contemplated in Section 2.15; and

(b)	all officers and directors of the Company enter into similar agreements.

Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Shares (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or, such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Shares (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 2.13.

2.14	Rule 144 Reporting

With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a)	Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)	File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)	So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.15	Filing of Canadian Prospectus

If the Company at any time files a prospectus in any province of Canada, the Company shall file such prospectus, and use all reasonable efforts to obtain a receipt therefor, in Ontario and any other province in which Series E Shares have been issued, and such prospectus shall qualify the issuance of Common Shares issuable upon the conversion of the Series E Shares such that the underlying Common Shares resulting from the conversion of the Series E Shares will be freely tradable under Canadian securities laws, to the maximum extent permitted by applicable law.

ARTICLE 3

COVENANTS OF THE COMPANY

3.1	Basic Financial Information and Reporting

(a)	The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with Canadian generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under Canadian generally accepted accounting principles consistently applied.

(b)

As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with Canadian generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such audited financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company’s Board of Directors.

(c)	The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with Canadian generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments need not have been made.

(d)	So long as a Series B Investor listed on Exhibit C hereto owns not less than 2% of the total outstanding Common Shares (calculated on a fully diluted basis) or securities convertible or exchangeable into not less than 2% of the outstanding Common Shares (calculated on a fully diluted basis), each such Series 13 Investor shall (subject to the following) be entitled to have an observer attend all board meetings of the Company and receive copies of all materials sent to directors of the Company in connection with a board meeting of the Company; provided however, that the Company shall be under no obligation to deliver any materials hereunder where the board of directors determines, acting reasonably, that a matter should be considered at an “in camera” session of the board of directors without any observers present. In the event that Ventures West 7 Limited Partnership ceases to own at least 2% of the total outstanding Common Shares (calculated on a fully diluted basis) or securities convertible or exchangeable into at least 2% of the outstanding Common Shares (calculated on a fully diluted basis), it will cease to have an observer attending all board meetings of the Company but as long as it owns not less than 1% of the total outstanding Common Shares (calculated on a fully diluted basis) or securities convertible or exchangeable into at least 1% of the outstanding Common Shares (calculated on a fully diluted basis), it will continue to have the right to receive copies of all materials sent to directors of the Company in connection with a board meeting of the Company; provided however, that the Company shall be under no obligation to deliver any materials hereunder where the board of directors determines, acting reasonably, that a matter should be considered at an “in camera” session of the board of directors without any observers present.

3.2	Confidentiality of Records

Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.2.

3.3	Reservation of Common Shares

The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series B Shares or Series E Shares, as the case may be, all Common Shares issuable from time to time upon such conversion.

3.4	Proprietary Information and Inventions Agreement

The Company shall require all new employees and consultants from the date of this Agreement to deliver and execute an agreement relating to the Company’s proprietary information in the form currently executed by all employees of the Company (a copy of which has been provided to the Investors as part of their due diligence).

3.5	Directors’ Insurance

The Company shall, at all times when any Investor shall have a representative on the Company’s board of directors, an insurance policy covering acts and omissions of directors having a per claim limit of not less than $2 million (Cdn).

3.6	Termination of Covenants

All covenants of the Company contained in Article 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering, which results in the preferred shares of the Company being converted into Common Shares, or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company’s outstanding voting shares immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 3.6(ii)(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company (a “Change in Control”).

ARTICLE 4

RIGHTS OF FIRST REFUSAL

4.1	Subsequent Offerings

Each Investor, for so long as such Investor owns not less than 100,000 Shares (a “Major Investor”), shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the issuance of the Series E Shares pursuant to the Investor Group Purchase Agreement, the issuance of an aggregate of 379,594 Series E Shares to Chancellor V-A L.P., Chancellor V, .L.P., Citiventure 2000, L.P. and Alpha Technologies Limited, the issuance of the Series E Shares to TRI pursuant to the TRI Purchase Agreement, the issuance of the Series E Shares to Takeda pursuant to the Takeda Purchase Agreement, the issuance of the Series E Shares to Roche pursuant to the Roche Purchase Agreement and the issuance of the Equity Securities excluded by Section 4.6 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Shares (including all shares of Common Shares issued or issuable upon conversion of the Shares) which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Shares (including all shares of Common Shares issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Shares, Series B Shares, Series E Shares or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Shares, Series B Shares, Series E Shares or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Shares, Series B Shares, Series E Shares or other security or (iv) any such warrant or right.

4.2	Exercise of Rights

If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have ten business days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable Canadian, provincial or U.S. federal securities laws by virtue of such offer or sale.

4.3	Issuance of Equity Securities to Other Persons

If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

4.4	Termination and Waiver of Rights of First Refusal

The rights of first refusal established by this Article 4 shall not apply to, and shall terminate upon the earlier of:

(a)	effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is conducted at a minimum price of $4.42 (U.S.) per Common Share (subject to adjustment for any share consolidation or subdivision or the grant of any stock dividends subsequent to the date hereof) and for minimum gross proceeds (before underwriting discounts, commission, expenses of issue and fees) of not less than $40 million (U.S.) and the Common Shares are listed or quoted upon a recognized senior stock exchange or public securities quotation system (including, without limitation, the Toronto Stock Exchange or the NASDAQ National Market); or

(b)	a Change in Control.

The rights of first refusal established by this Article 4 may be amended, or any provision waived with the written consent of Major Investors holding two thirds in interest of the Registrable Securities held by all Major Investors and in the case of an amendment, with the written consent of the Company, or as permitted by Section 10.6. Notwithstanding any other provision of this Agreement, the written consent of the Company and Series B Investors who are Major Investors holding two thirds in interest of the Registrable Securities held by Series B Investors who are Major Investors is required to effect any amendment to subsection 4.4(a) to the extent applicable to the termination of the rights of first refusal with respect to the rights of Series B Investors and the written consent of the Company and Series E Investors who are Major Investors holding two thirds in interest of the Registrable Securities held by Series E Investors who are Major Investors is required to effect an amendment to subsection 4.4(a) to the extent applicable to the termination of the rights of first refusal with respect to the rights of Series E Investors.

4.5	Transfer of Rights of First Refusal

The rights of first refusal of each Major Investor under this Article 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

4.6	Excluded Securities

The rights of first refusal established by this Article 4 shall have no application to any of the following Equity Securities:

(a)	6,829,477 Common Shares (and/or options, warrants or other Common Shares purchase rights issued pursuant to such options, warrants or other rights) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements (“Employment Securities”) that are approved by the Board of Directors, plus such additional number of Employment Securities, the issuance of which are approved by the Board of Directors and the shareholders of the Company;

(b)	Equity Securities issued pursuant to any rights or agreements outstanding as of the date of this Agreement (as listed in the Schedule of Exceptions to the Purchase Agreement dated March 26, 2001 (the “Purchase Agreement”));

(c)	Equity Securities issued pursuant to any such rights or agreements granted after the date of this Agreement; provided that the rights of first refusal established by this Article 4 applied (or was waived) with respect to the initial sale or grant by the Company of such rights or agreements;

(d)	any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

(e)	Equity Securities issued in connection with any subdivision of shares, stock dividend or recapitalization by the Company;

(f)	Equity Securities issued upon conversion of the Series A, Series B, Series C, Series D and Series E preferred shares;

(g)	up to 1,000,000 Equity Securities issued pursuant to any equipment leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors provided that the per share value attributed to such Equity Securities is greater than or equal to $2.9469 (U.S.);

(h)	any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act or a prospectus filed in Canada as contemplated in Section 2.15; and

(i)	up to 250,000 Equity Securities issued pursuant to agreements approved by the Board of Directors whereby the Company issues Equity Securities in lieu of paying licensing or similar fees in cash provided that the per share value attributed to such Equity Securities is greater than or equal to $2.9469 (U.S.).

4.7	Canadian — U.S. Dollar Exchange Rate

For the purpose of converting Canadian dollar amounts to U.S. dollars, or vice versa, on the issuance of securities contemplated in this Article 4, the exchange rate shall be calculated based on the Bank of Canada noon spot rate for U.S. dollars against Canadian dollars on the date that such securities are issued.

ARTICLE 5

NOVARTIS RIGHTS AND OBLIGATIONS

5.1	Agreement to Vote

Novartis agrees with the Company and the other Investors that it will vote the Series E Shares held by it, whether at law, pursuant to the share rights attached to the Series E Shares (the “Series E Share Rights”) or pursuant to any agreement to which the other Series E Investors are a party, and it will grant all consents, waivers and approvals, make all elections and take any action required by such Series E Share Rights or any such agreement (including this Agreement), in the same proportions as the votes cast (or waivers, consents, approvals, elections or actions taken) by the other Series E Investors.

5.2	Exception

Notwithstanding Section 5.1, Novartis agrees with the Company and the other Investors that it shall not be required to vote its Series E Shares in accordance with Section 5.1 with respect to matters to be voted on by the holders of Common Shares where the holders of the Series E Shares are entitled to vote their Series E Shares as if they were Common Shares, whether at law or otherwise.

5.3	Adjustment to Conversion Rights

Novartis agrees with the Company and the other Investors that all references to US$6.85 in Section 2.5(b)(iii) of the Series E Share Rights shall be deemed to be US$8.25 for the purpose of determining adjustments to conversion rights of the Series E Shares acquired by Novartis pursuant to the Novartis Purchase Agreement.

ARTICLE 6

TRI RIGHTS AND OBLIGATIONS

6.1	Agreement to Vote

TM agrees with the Company and the other Investors that it will vote the Series E Shares held by it, whether at law, pursuant to the Series E Share Rights or pursuant to any agreement to which the other Series E Investors are a party, and it will grant all consents, waivers and approvals, make all elections and take any action required by such Series E Share Rights or any such agreement (including this Agreement), in the same proportions as the votes cast (or waivers, consents, approvals, elections or actions taken) by the other Series E Investors.

6.2	Exception

Notwithstanding Section 6.1, TRI agrees with the Company and the other Investors that it shall not be required to vote its Series E Shares in accordance with Section 6.1 with respect to matters to be voted on by the holders of Common Shares where the holders of the Series E Shares are entitled to vote their Series E Shares as if they were Common Shares, whether at law or otherwise.

6.3	Adjustment to Conversion Rights

Notwithstanding section 2.5(d) of the share rights attached to the Series E Shares under the Articles of the Company, TRI will convert all Series E Shares held by it into Common. Shares of the Company immediately prior to completion of any Change of Control Transaction or an Asset Transfer, as such terms are defined in the Articles of the Company.

ARTICLE 7

OTHER NEW INVESTORS RIGHTS AND OBLIGATIONS

7.1	Takeda Rights and Obligations

(a)	Agreement to Vote

Takeda agrees with the Company and the other Investors that it will vote the Series E Shares held by it, whether at law, pursuant to the Series E Share Rights or pursuant to any agreement to which the other Series E Investors are a party, and it will grant all consents, waivers and approvals, make all elections and take any action required by such Series E Share Rights or any such agreement (including this Agreement), in the same proportions as the votes cast (or waivers, consents, approvals, elections or actions taken) by the other Series E Investors.

(b)	Exception

Notwithstanding subsection (a) above, Takeda agrees with the Company and the other Investors that it shall not be required to vote its Series E Shares in accordance with subsection (a) with respect to matters to be voted on by the holders of Common Shares where the holders of the Series E Shares are entitled to vote their Series E Shares as if they were Common Shares, whether at law or otherwise.

(c)	Adjustment to Conversion Rights

Notwithstanding section 2.5(d) of the share rights attached to the Series E Shares under the Articles of the Company, Takeda will convert all Series E Shares held by it into Common Shares of the Company immediately prior to completion of any Change of Control Transaction or an Asset Transfer, as such terms are defined in the Articles of the Company.

7.2	Roche Rights and Obligations

(a)	Agreement to Vote

Roche agrees with the Company and the other Investors that it will vote the Series E Shares held by it, whether at law, pursuant to the Series E Share Rights or pursuant to any agreement to which the other Series E Investors are a party, and it will grant all consents, waivers and approvals, make all elections and take any action required by such Series E Share Rights or any such agreement (including this Agreement), in the same proportions as the votes cast (or waivers, consents, approvals, elections or actions taken) by the other Series E Investors.

(b)	Exception

Notwithstanding subsection (a) above, Roche agrees with the Company and the other Investors that it shall not be required to vote its Series E Shares in accordance with subsection (a) above with respect to matters to be voted on by the holders of Common Shares where the holders of the Series E Shares are entitled to vote their Series E Shares as if they were Common Shares, whether at law or otherwise.

(c)	Adjustment to Conversion Rights

Notwithstanding section 2.5(d) of the share rights attached to the Series E Shares under the Articles of the Company, Roche will convert all Series E Shares held by it into Common Shares of the Company immediately prior to completion of any Change of Control Transaction or an Asset Transfer, as such terms are defined in the Articles of the Company, and shall receive the appropriate consideration for such Common Shares; provided, however, that (i) if such Change of Control Transaction or Asset Transfer occurs more than twenty-four (24) months following the Closing of the Roche Purchase Agreement, this provision shall not apply and Roche shall have no obligation to convert its Series E Shares into Common Shares and (ii) if the Company should sell Series E Shares to a Strategic Investor (a Strategic Investor shall mean an investor which is a pharmaceutical or biotechnology company making an investment in connection with a separate licensing agreement with the Company) and the Strategic Investor is not obligated to convert its Series E Shares into Common Shares upon any Change of Control Transaction or an Asset Transfer, this Agreement shall be amended to delete this Section 7.2 (c).

ARTICLE 8

CONFIRMATION OF ADJUSTMENT TO CONVERSION RIGHTS

ATTACHED TO SERIES E SHARE RIGHTS

8.1	Confirmation in respect of Adjustment to Conversion Rights

Subject to Section 5.3 above, each of the Series E Investors agrees and confirms with each other and the Company that Section 2.5(b)(iii) of the Articles of the Company (which sets out the provision relating to the “Adjustment to Conversion Right” applicable to Series E Shares) as set out in an amendment to Articles approved by the shareholders of the Company at a meeting of the shareholders of the Company on March 31, 2006, shall be valid and binding on each of them if and when such provision becomes effective as part of the Articles of the Company and each of the Series E Investors shall take all reasonable actions to support and give effect to such provision.

ARTICLE 9

CONVERSION OF SERIES B PREFERRED SHARES

AND SERIES E PREFERRED SHARES

9.1	Conversion of Series B preferred shares and Series E preferred shares

The parties hereby agree that the Company will be able to cause the Series B preferred shares of the Company and Series E preferred shares of the Company to be converted into Common Shares with the closing of a firmly underwritten initial public offering of the Company if such offering is conducted at a minimum price of $4.42 (U.S.) per Common Share and the minimum gross proceeds to the Company are not less than $40 (U.S.) million and the Common Shares are listed or quoted upon a recognized senior stock exchange or public securities quotation system (including, without limitation, the Toronto Stock Exchange or the NASDAQ National Market).

ARTICLE 10ARTICLE 10

MISCELLANEOUS

10.1	Governing Law

This Agreement shall be governed by and construed under the laws of the Province of British Columbia.

10.2	Survival

The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Investor or Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

10.3	Successors and Assigns

Except as otherwise expressly provided herein, the provisions hereof shall enure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall enure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

10.4	Entire Agreement

This Agreement, the Exhibits and Schedules hereto and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

10.5	Severability

In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

10.6	Amendment and Waiver

(a)	Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the consent of both the holders of at least a majority of the Registrable Securities and the consent of Investors holding at least 75% of the Registrable Securities then held by the Investors.

(b)	Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities.

(c)	Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as “Investors”, “Holders” and parties hereto. Any amendment or waiver effected in accordance with clauses (a) and (b) of this Section 10.6 shall be binding upon each Investor, its successors and assigns, and the Company.

(d)	For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its shares as maintained by or on behalf of the Company.

10.7	Delays or Omissions

It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

10.8	Notices

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibits A and B hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

10.9	Aggregation of Stock

All Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

10.10	Titles and Subtitles

The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

10.11	Additional Investors

Notwithstanding anything to the contrary contained herein, if the Company shall issue additional Series E Shares pursuant to the Purchase Agreement, any purchaser of such Series E Shares may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor” hereunder.

10.12	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

XENON PHARMACEUTICALS INC.			INTERWEST INVESTORS VII, L.P. by
its general partner INTERWEST
MANAGEMENT PARTNERS VII, LLC

By:	/s Simon Pimstone		By:	/s Vijay Sondhi
	Simon Pimstone			Name:	Vijay Sondhi
	President and CEO			Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

INTERWEST INVESTORS VII, L.P. by			GC & H INVESTMENTS
its general partner INTERWEST
MANAGEMENT PARTNERS VII, LLC

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

WORKING OPPORTUNITY FUND			ROYAL BANK OF CANADA
(EVCC) LTD. by its manager GROWTH
WORKS CAPITAL LTD

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Authorized Signatory			Name:	Vijay Sondhi
				Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

J.P. MORGAN PARTNERS (BHCA), L.P.

By: JPMP MASTER FUND
MANAGER, L.P. its general partner
By: JPMP CAPITAL CORP., its general Partners

/s Vijay Sondhi			By:	/s Vijay Sondhi
GEORGE G. MONTGOMERY				Name:	Vijay Sondhi
				Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

VENTURES WEST 7. U.S. LIMITED			VENTURES WEST 7 LIMITED
PARTNERSHIP by its manager,			PARTNERSHIP by its general partner,
VENTURES WEST 7 MANAGEMENT			VENTURES WEST 7 MANAGEMENT
(INTERNATIONAL) INC.			LTD.

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Authorized Signatory			Authorized Signatory

FIDELITY SELECT PORTFOLIOS:			FIDELITY CANADIAN GROWN
BIOTECHNOLOGY PORTFOLIO			COMPANY FUND

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

FIDELITY CANADIAN ASSET			FIDELITY CANADIAN
ALLOCATION FUND			OPPORTUNITIES FUND (FORMERLY
FIDELITY CANADIAN AGGRESSIVE (FUND)

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

NOVO A/S			WARNER LAMBERT COMPANY

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

CHANCELLOR V-A L.P			CHANCELLOR V, L.P

By: IPC Direct Associates V, L.L.C., its			By: IPC Direct Associates V, L.L.C., its
general partner			general partner
By: INVESCO Private Capital, Inc. its			By: INVESCO Private Capital, Inc. its
managing member			managing member

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

CITIVENTURE 2000, L.P.			ALPHA TECHNOLOGIES LIMITED

By: IPC Direct Associates V, L.L.C., its general partner
By: INVESCO Private Capital, Inc., its managing member

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

NOVARTIS PHARMA AG			LIPOTERX LTD

By: Lipoterx LLP, its general partner

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

MX ASSOCIATES LLP			TAKEDA RESEARCH INVESTMENT, INC.

By:	/s Vijay Sondhi		By:	/s Vijay Sondhi
	Name:	Vijay Sondhi		Name:	Vijay Sondhi
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.

TAKEDA PHARMACEUTICAL			ROCHE FINANCE LTD
COMPANY LIMITED

By:	/s Vijay Sondhi		By:
	Name:	Vijay Sondhi		Name:
	Title:	Chief Financial Officer of Xenon Pharmaceuticals Inc.		Title:

MX Associates LLP		TAKEDA RESEARCH INVESTMENT, INC.

By:	c/s	By:	c/s
	Name: Title:		Name: Title:

TAKEDA PHARMACEUTICAL COMPANY LIMITED		ROCHE FINANCE LTD

By:	c/s	By:	/s Kniertinger Maier
	Name:		Name:	Kniertinger Maier
	Title:		Title:

Exhibit A

SCHEDULE OF SERIES B INVESTORS

	Series B Investors	Address

1.	Interwest Partners VII, L.P.	3000 Sand Hill Road, Building 3, Suite 255 Menlo Park, CA 94052

2.	Interwest Investors VII, L.P.	3000 Sand Hill Road, Building 3, Suite 255 Menlo Park, CA 94052

3.	GC&H Investments

4.	Working Opportunity Fund (EVCC) Ltd.	Suite 2600, Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 3R5

5.	Royal Bank of Canada	Suite 1340, 1111 West Georgia Street, Vancouver, British Columbia V6E 4M3

6.	Ventures West 7 Limited Partnership	Suite 280, 1285 West Pender Street, Vancouver, British Columbia V6E 4B1

Exhibit B

SCHEDULE OF SERIES E INVESTORS

	Series E Investors	Address

1.	Fidelity Select Portfolios: Biotechnology Portfolio	82 Devonshire Street E20E Boston, MA 02109

2.	Fidelity Canadian Opportunities Fund	82 Devonshire Street E20E Boston, MA 02109

3.	Fidelity Canadian Growth Company Fund	82 Devonshire Street E20E Boston, MA 02109

4.	Fidelity Canadian Asset Allocation Fund	82 Devonshire Street E20E Boston, MA 02109

5.	Chancellor V, L.P.	1166 Avenue of the Americas 27th Floor New York, NY 10036

6.	Chancellor V-A, L.P.	1166 Avenue of the Americas 27th Floor New York, NY 10036

7.	Citiventure 2000, L.P.	1166 Avenue of the Americas 27th Floor New York, NY 10036

8.	Alpha Technologies Limited	c/o UBS International Inc. 633 W. Fifth Street 64th Floor

9.	Working Opportunity Fund (EVCC) Ltd.	Suite 2600, Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 3R5

10.	InterWest Partners VII, L.P.	3000 Sand Hill Road, Building 3, Suite 255 Menlo Park, CA 94052

11.	InterWest Investors VII, L.P.	3000 Sand Hill Road, Building 3, Suite 255 Menlo Park, CA 94052

12.	JP Morgan Partners (BHCA), L.P.	1 Bush St, 12th Floor San Francisco, California 94104

13.	George G. Montgomery	1 Bush St., 12th Floor San Francisco, California 94104

	Series E Investors	Address

14.	Novo A/S	Krogshoejvej 41, DK-2880 Bagsvaerd, Denmark

15.	Warner Lambert Company	Eastern Point Rd. Groton, CT, 06340

16.	Royal Bank of Canada	Suite 1340, 1111 West Georgia Street Vancouver, British Columbia V6E 4M3

17.	Ventures West 7 Limited Partnership	Suite 280, 1285 West Pender Street, Vancouver, British Columbia V6E 4B1

18.	Ventures West 7 U.S. Limited Partnership	Suite 280, 1285 West Pender Street, Vancouver, British Columbia V6E 4B1

19.	Novartis Pharma AG	Lichtstrasse 35 CH-4002 Basel Switzerland

20.	MX Associates LLP	4620 Wesley Avenue Cincinnati, Ohio 45212

21.	Lipoterx Ltd.	Suite 102 3131 Harvey Avenue Cincinnati, Ohio 45229

22.	Takeda Research Investment, Inc.	Suite 300 435 Tasso Street Palo Alto, California 94301

23.	*(a) Takeda Pharmaceutical Company Limited	1-1, Doshomachi 4-chome, Chuo-ku Osaka 540-8645 Japan

	*(b) Roche Finance Ltd.	Grenzacherstrasse 124 CH- 4070 Basel Switzerland

Exhibit C

SCHEDULE OF CANADIAN SERIES B INVESTORS

	Series B Investors	Address

1.	Working Opportunity Fund (EVCC) Ltd	Suite 2600, Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 3R5

2.	Royal Bank of Canada	Suite 1340, 1111 West Georgia Street Vancouver, British Columbia V6E 4M3

3.	Ventures West 7 Limited Partnership	Suite 280, 1285 West Fender Street, Vancouver, British Columbia V6E 4B1

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name:	Number and Series of Preferred Share held by Shareholder:
Interwest Investors VII, L.P.	Series A Preferred Shares: 0 Series B Preferred Shares: 131,334 Series E Preferred Shares: 33,358

Interwest Partners VII, L.P.	Series A Preferred Shares: 0 Series B Preferred Shares: 2,742,485 Series E Preferred Shares: 696,569

(collectively and individually know as the “Shareholder”)

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholders after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholders’ Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

a.	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

b.	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

c.	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

d.	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

a.	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

b.	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

a.	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

b.	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

c.	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED , 2014.

/s/ Gilbert H. Kliman

Name:	Gilbert H. Kliman

Title:	Managing Director

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: California Emerging Ventures II, LLC (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 11,826

Series E Preferred Shares: 7,121

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the [PO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED     April 9th    , 2014.

California Emerging Ventures II, LLC

By: GSA Partners II, LLC, its Manager
By: Grove Street Advisors, LLC, its Manager

Name:	Ann St. Germain

/s/ Ann St. Germain

Title:	Member & CEO

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Cape 1998 Trust (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 237

Series E Preferred Shares: 142

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholders’ Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED         April 14        , 2014.

/s/ Lillian Cape

Name:	Lillian Cape

Title:	Trustee Cape 1998 Trust

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name:	Number and Series of Preferred Shares held by the Shareholder:
Mac & Co. FBO Fidelity Canadian Asset Allocation Fund	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 583,942

Mac & Co. FBO Fidelity Canadian Growth Company Fund	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 594,202

Mac & Co. FBO Fidelity Canadian Opportunities Fund	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 7,424

MAG & CO. FBO Fidelity Select Portfolios: Biotechnology Portfolio	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 981,626

(collectively and individually the “Shareholder”)

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholders’ Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)

vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED April 15 , 2014.

Fidelity Investments Canada ULC as trustee of Fidelity Canadian Asset Allocation Fund

/s/ Stacie M. Smith

Name:	Stacie Smith

Title:	Authorized Signatory

Authorized Signatory for the Shareholder

DATED April 15 , 2014.

Fidelity Investments Canada ULC as trustee of Fidelity Canadian Growth Company Fund

/s/ Stacie M. Smith

Name:	Stacie Smith

Title:	Authorized Signatory

Authorized Signatory for the Shareholder

DATED April 15 , 2014.

Fidelity Investments Canada ULC as trustee of Fidelity Canadian Opportunities Fund

/s/ Stacie M. Smith

Name:	Stacie Smith

Title:	Authorized Signatory

Authorized Signatory for the Shareholder

DATED April 15 , 2014.

Fidelity Select Portfolios: Biotechnology Portfolio

/s/ Stacie M. Smith

Name:	Stacie Smith

Title:	Deputy Treasurer

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name:	Number and Series of Preferred Share held by Shareholder:
Chancellor V, L.P.	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 939,645
Chancellor V-A, L.P.	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 492,821
Citiventure 2000, L.P.	Series A Preferred Shares: 0 Series B Preferred Shares: 0 Series E Preferred Shares: 148,098

(collectively and individually know as the “Shareholder”)

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholders after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholders’ Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED         April 25        , 2014.

/s/ Johnston L. Evans

Name:	Johnston L. Evans

Title:

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Lipoterx Ltd. (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 4,207,811

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholders’ Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED         April 30        , 2014.

/s/ Evan A. Stein

Name:	Evan A. Stein MD

Title:	Managing Partner

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: MX Associates, LLP (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 5,972,378

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED May 2 , 2014.

/s/ August Truendle

Name:	August Truendle

Title:	Manager

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Novartis Pharma AG (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 1,333,333

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED April 16 , 2014.		DATED April 16 , 2014.

/s/ Petra Wittlin		/s/ Adrian Zumbach

Name:	Petra Wittlin	Name:	Adrian Zumbach

Title:	Head of Finance NIBR Europe	Title:	Legal Counsel NIBR

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Novo A/S (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 437,956

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

(a)	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

(b)	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

(c)	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

(d)	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

(a)	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

(b)	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

(a)	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

(b)	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

(c)	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED April 10 , 2014.

/s/ Thomas Dyrberg

Name:	Thomas Dyrberg

Title:	Senior Partner

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Roche Finance Ltd. (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 738,615

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) by (the “IRA Amendment”):

a.	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

b.	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

c.	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

d.	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

a.	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

b.	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

a.	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

b.	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

c.	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED , 2014.		DATED , 2014.

Roche Finance Ltd		Roche Finance Ltd

Name:	/s/ Carole Nuechterlein	Name:	/s/ Andreas Knierzinger
	Carole Nuechterlein		Andreas Knierzinger

Title:	Authorized Signatory		Authorized Signatory

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Takeda Pharmaceutical Company Limited (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 524,016

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) as set forth below:

a.	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

b.	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

c.	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

d.	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO,

the above which shall hereinafter be referred to as the “IRA Amendment”.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

a.	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

b.	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

a.	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

b.	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

c.	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED April 15 , 2014.

/s/ for Icen Aralia

Name:	for Icen Aralia

Title:	VP, Global R&D, Takeda Pharmaceutical Company Ltd.

Authorized Signatory for the Shareholder

XENON PHARMACEUTICALS INC.

(the “Corporation”)

CONSENT AND AGREEMENT TO VOTE

Shareholder Information:

Name: Takeda Ventures, Inc. (previously known as Takeda Research Investment, Inc.) (the “Shareholder”)

Number and Series of Preferred Shares held by the Shareholder:

Series A Preferred Shares: 0

Series B Preferred Shares: 0

Series E Preferred Shares: 529,926

(the above together with any other shares of the Corporation acquired or to be acquired by the Shareholder after the date of this consent and agreement to vote that are entitled to vote at the Corporation’s shareholders’ meeting(s) called to consider the matters (or part thereof) shall together be referred to below, the “Shareholder’s Shares”)

For good and valuable consideration (which is acknowledged), the Shareholder irrevocably:

1.	consents to the amendment of the Amended and Restated Investor Rights Agreement dated December 6th, 2006, as amended from time to time (the “IRA”) as set forth below:

a.	section 4.4 (a) of the IRA (under the heading “Termination and Waiver of Rights of First Refusal”) be deleted in its entirety and be replaced with the following:

“effective date of the registration statement pertaining to a firmly underwritten initial public offering by the Company, if such offering is on terms as approved by the Board of Directors of the Company and will be completed on or before December 31, 2014 and will result in the common shares of the Company to be listed or quoted upon a recognized senior stock exchange or public securities quotation system (including without limitation, the Toronto Stock Exchange or the NASDAQ National Market) (the “IPO”)”;

b.	inserting new subsections under section 4.6 of the IRA as follows:

“(j) up to a maximum number of common shares of the Company that is equal to US$5 million divided by the issue price per common share of the Company as approved by the Board of Directors of the Company in the IPO by way of private placement in connection with a collaboration arrangement;

(k) all Equity Securities of the Company issued pursuant to or in connection with the IPO.”

c.	All references to “Canadian generally accepted accounting principles” be changed to “Canadian generally accepted accounting principles or US generally accepted accounting principles” in the IRA; and

d.	With respect to the IPO, all of the Shareholder’s rights under section 2.2 to 2.12 (inclusive) and 2.14 of the IRA are waived and no such right shall apply to or be effective in relation to the IPO,

the above which shall hereinafter be referred to as the “IRA Amendment”.

2.	approves that all options (and related Common Shares) issuable under the 2014 Equity Incentive Plan as approved by the Board of Directors and to be confirmed and adopted by the shareholders meeting to be held on or before June 30, 2014 (the “New Equity Incentive Plan”) be deemed “Excepted Securities”, “Series E Excepted Securities” and “Current Series E Excepted Securities” as such terms are used in the share rights set out in the Articles (Schedule A to the Addendum) of the Corporation.

3.	consents to the amendment of the amended and restated shareholders agreement dated December 6th, 2006, as amended from time to time (the “Shareholders Agreement”) as follows (the “Shareholders Agreement Amendments”):

a.	the whole of article 2 of the Shareholders Agreement be deleted but if by December 31, 2014, the closing of the IPO has not occurred, such Article 2 shall be deemed to be reinstated into the Shareholders Agreement without further action from the Corporation or any of the shareholders of the Corporation;

b.	section 4.12 of the Shareholders Agreement be deleted in its entirety and by replaced by the following:

“4.12 Termination — This Agreement may be terminated upon written agreement or consent of Founders holding not less than 75% of the aggregate number of Shares held by all Founders and by Investors holding not less than 75% of the aggregate number of Shares held by all Investors as at the time of such agreement or consent. Any such written agreement or consent to terminate shall be binding on all parties to the Agreement.”

4.	agrees that the Shareholders Agreement shall be terminated upon closing of the IPO (as defined above) (“Shareholders Agreement Termination”).

5.	agrees to:

a.	vote any and all of the Shareholder’s Shares in the capital of the Corporation owned or beneficially owned by the Shareholder, and all shares in the capital of the Corporation over which the Shareholder has a proxy to vote, including but not limited to the Shareholder’s Shares, in favour of any resolution that the Corporation may put before shareholders of the Corporation at one or more shareholders meetings to be held on or before June 30, 2014 (i) for approval, ratification or confirmation of the aforementioned New Equity Incentive Plan, IRA Amendment, Shareholders Agreement Amendment, or Shareholders Agreement Termination, and any other approvals related to the foregoing and (ii) for approval of the consolidation of the common shares of the Corporation prior to the IPO and the adoption of new articles and bylaws for the Corporation in preparation for or in connection with the closing of the IPO (including if the directors deem appropriate, the creation of a new class of preferred shares issuable in series), and any other approvals related to the foregoing, each as approved by the Board of Directors of the Corporation and in connection with the IPO or in preparation for the IPO ((i) and (ii) together “Approved Matters”);

b.	upon written request or direction of the Corporation, execute and not revoke a form of proxy appointing any director of the Corporation as proxy, with full power of substitution, to attend, vote and otherwise act for and on behalf of the Shareholder in respect of all of the Shareholder’s Shares in respect of all such matters which may come before a meeting of the shareholders of the Corporation relating to the Approved Matters; and

c.	execute all such documents and take all such other action as may in the opinion of the Corporation be necessary or desirable in connection with the foregoing.

6.	acknowledges and agrees that this consent and agreement to vote constitutes a legal, valid and binding agreement of the Shareholder for which good and valuable consideration has been received.

All defined terms used in this consent and agreement to vote shall have the meanings set out above and the definitions in the IRA and Shareholders Agreement shall only apply to any text in quotes relating to suggested amendments to such agreements.

DATED April 15 , 2014.

/s/ G.R. Martin

Name:	G. R. Martin

Title:	President & CEO

Authorized Signatory for the Shareholder

JOINDER TO INVESTOR RIGHTS AGREEMENT

This Joinder (this “Agreement”) is delivered and effective as of November 7, 2013, by Lexington Private Equity VI, L.P. (“Lexington”) pursuant to that certain Amended and Restated Investor Rights Agreement of Xenon Pharmaceuticals Inc. (the “Company”), dated as of December 6, 2006 (as amended, the “Investor Rights Agreement”). Terms defined in the Investor Rights Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

WHEREAS, on the date hereof, Lexington acquired the 435,037 shares of Series E Preferred Stock of the Company (the “Transferred Shares”) held by J.P. Morgan Partners (BHCA), L.P. (the “Transferor”), and all the rights and obligations with respect thereto (the “Transfer”); and

NOW, THEREFORE, in connection with the Transfer, Lexington hereby agrees as follows:

1.	Upon execution of this Agreement, Lexington shall become a party to the Investor Rights Agreement and shall be bound by all the terms and provisions thereof. Lexington shall succeed to all rights and be subject to all the obligations of the Transferor with respect to the Transferred Shares as set forth in the Investor Rights Agreement, including without limitation pursuant to Sections 2.10, 4.5 and 10.3 thereof, and become a Holder, Investor and Major Investor thereunder.

2.	The Transferee’s execution of a signature page to this Agreement shall constitute the execution by the Transferee of a counterpart signature page to the Investor Rights Agreement with respect to the Transferred Shares.

3.	The Transferee hereby requests that the Company update Exhibits A and B to the Investor Rights Agreement and its books and records to reflect the Transfer. For purposes of delivering any notices, requests and other communications under the Investor Rights Agreement, the address of the Lexington is included on its signature page hereto.

4.	This Agreement shall be governed by and construed under the laws of the Province of British Columbia.

[Signature Page follows]

The parties have executed this Agreement as of the date first set forth above.

LEXINGTON PRIVATE EQUITY VI, L.P.

By:	Archer Venture Acquisitions 1, LLC,
its general partner

By:	Lexington Partners GP Holdings VII LLC,
its sole member

By:	Lexington Partners L.P.,
its sole member

By:	/s/Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

c/o Lexington Partners L.P.
660 Madison Avenue, 23rd Floor
New York, NY 10021-8405
Attention: Thomas Giannetti
Telephone: (212) 754-0411
Fax: (212) 754-1494
Email: tgiannetti@lexpartners.com

with a required copy to (which shall not constitute notice):

Proskauer Rose LLP
1 International Place
Boston, MA 02110-2600
Attention: Sean Hill and Ori Solomon
Telephone: (617) 526-9600
Fax: (617) 526-9899
Email: lexdeals@proskauer.com

SIGNATURE PAGE TO JOINDER TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT XENON PHARMACEUTICALS INC.

JOINDER TO INVESTOR RIGHT AGREEMENT

(International Business Machines Corporation)

This Joinder (this “Agreement”) is delivered and effective as of December 4, 2013, by International Business Machines Corporation (“IBM”) pursuant to that certain Amended and Restated Investor Rights Agreement of Xenon Pharmaceuticals Inc. (the “Company”) dated as of December 6, 2006, as amended, (the “Investor Rights Agreement”). Terms defined in the Investor Rights Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

WHEREAS, on the date hereof, IBM acquired the 7,121 shares of Series E Preferred Shares and the 11,826 shares of Series B Preferred Shares of the Company (the “Transferred Shares”) held by Ventures West 7 U.S. Limited Partnership (the “Transferor”), and all the rights and obligations with respect thereto (the “Transfer”); and

NOW, THEREFORE, in connection with the Transfer, IBM hereby agrees as follows:

1.	Upon execution of this Agreement, IBM shall become a party to the Investor Rights Agreement and shall be bound by all terms and provisions thereof. IBM shall succeed to all rights and be subject to all the obligations of the Transferor with respect to the Transferred Shares as set forth in the Investor Rights Agreement, and become a Holder and Investor thereunder.

2.	The Transferee’s execution of a signature page to this Agreement shall constitute the execution by the Transferee of a counterpart signature page to the Investor Rights Agreement with respect to the Transferred Shares.

3.	The Transferee hereby requests that the Company update its books and records to reflect the Transfer. For purposes of delivering any notices, requests and other communications under the Investor Rights Agreement, the address of IBM is included on its signature page hereto.

4.	This Agreement shall be governed by and construed under the laws of the Province of British Columbia.

[Signature Page follows]

Duly-authorized signatory of IBM has executed this Agreement below, effective as of the date first set forth above.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Robert Pemberton
Name:	Robert Pemberton
Title:	Vice President, Corporate Development

Contact information for International Business Machines Corporation:

International Business Machines Corporation

New Orchard Road, MD 250

Armonk, NY 10504

Attention: Kevin G. Liddy

Telephone: 314-252-6030

Facsimile: 314-252-4336

Email: kgliddy@us.ibm.com

SIGNATURE PAGE TO JOINDER TO AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

XENON PHARMACEUTICALS INC.

JOINDER TO INVESTOR RIGHT AGREEMENT

(California Emerging Ventures H, LLC)

This Joinder (this “Agreement”) is delivered and effective as of December 4, 2013, by California Emerging Ventures II, LLC (“CEV II”) pursuant to that certain Amended and Restated Investor Rights Agreement of Xenon Pharmaceuticals Inc. (the “Company”) dated as of December 6, 2006, as amended, (the “Investor Rights Agreement”). Terms defined in the Investor Rights Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

WHEREAS, on the date hereof, CEV II acquired the 7,121 shares of Series E Preferred Shares and the 11,826 shares of Series B Preferred Shares of the Company (the “Transferred Shares”) held by Ventures West 7 U.S. Limited Partnership (the “Transferor”), and all the rights and obligations with respect thereto (the “Transfer”); and

NOW, THEREFORE, in connection with the Transfer, CEV II hereby agrees as follows:

1.	Upon execution of this Agreement, CEV II shall become a party to the Investor Rights Agreement and shall be bound by all terms and provisions thereof. CEV II shall succeed to all rights and be subject to all the obligations of the Transferor with respect to the Transferred Shares as set forth in the Investor Rights Agreement, and become a Holder and Investor thereunder.

2.	The Transferee’s execution of a signature page to this Agreement shall constitute the execution by the Transferee of a counterpart signature page to the Investor Rights Agreement with respect to the Transferred Shares.

3.	The Transferee hereby requests that the Company update its books and records to reflect the Transfer. For purposes of delivering any notices, requests and other communications under the Investor Rights Agreement, the address of CEV II is included on its signature page hereto.

4.	This Agreement shall be governed by and construed under the laws of the Province of British Columbia.

[Signature Page follows]

Duly-authorized signatory of CEV II has executed this Agreement below, effective as of the date first set forth above.

CALIFORNIA EMERGING VENTURES II, LLC

By:	GSA Partners II, LLC, its Manager
by:	Grove Street Advisors, LLC, its Manager

By:	/s/ Ann St. Germain
Name:	ANN ST. GERMAIN
Title:	MEMBER & CFO

Contact Information for California Emerging Ventures II, LLC:

California Emerging Ventures II, LLC

c/o Merrill Lynch

1000 Federal Street, 17th Floor

Boston, MA 02110

Attention: Andrew Lodoen

Telephone: 617-846-4185

Facsimile: 617-830-6026

Email: Andrew_lodoen@ml.com

California Emerging Ventures II, LLC

c/o Grove Street Advisors, LLC

20 William Street, Sutie 230

Wellesley, MA 02481

Attention: Ann St. Germain

Telephone: 781-263-6140

Facsimile: 781-263-6101

Email: ams@grovestreet.com

SIGNATURE PAGE TO JOINDER TO AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

XENON PHARMACEUTICALS INC.

JOINDER TO INVESTOR RIGHT AGREEMENT (BancBoston Capital Inc.)

This Joinder (this “Agreement”) is delivered and effective as of December 4, 2013, by BancBoston Capital Inc. (“BancBoston”) pursuant to that certain Amended and Restated Investor Rights Agreement of Xenon Pharmaceuticals Inc. (the “Company”) dated as of December 6, 2006, as amended, (the “Investor Rights Agreement”). Terms defined in the Investor Rights Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

WHEREAS, on the date hereof, BancBoston acquired the 4,795 shares of Series E Preferred Shares and the 7,961 shares of Series B Preferred Shares of the Company (the “Transferred Shares”) held by Ventures West 7 U.S. Limited Partnership (the “Transferor”), and all the rights and obligations with respect thereto (the “Transfer”); and

NOW, THEREFORE, in connection with the Transfer, BancBoston hereby agrees as follows:

1.	Upon execution of this Agreement, BancBoston shall become a party to the Investor Rights Agreement and shall be bound by all terms and provisions thereof. BancBoston shall succeed to all rights and be subject to all the obligations of the Transferor with respect to the Transferred Shares as set forth in the Investor Rights Agreement, and become a Holder and Investor thereunder.

2.	The Transferee’s execution of a signature page to this Agreement shall constitute the execution by the Transferee of a counterpart signature page to the Investor Rights Agreement with respect to the Transferred Shares.

3.	The Transferee hereby requests that the Company update its books and records to reflect the Transfer. For purposes of delivering any notices, requests and other communications under the Investor Rights Agreement, the address of BancBoston is included on its signature page hereto.

4.	This Agreement shall be governed by and construed under the laws of the Province of British Columbia.

[Signature Page follows]

Duly-authorized signatory of BancBoston has executed this Agreement below, effective as of the date first set forth above.

BANCBOSTON CAPITAL INC.

By:	/s/ Andrew T. Golomb
Name:	Andrew T. Golomb
Title:	Director

Contact Information for BancBoston Capital Inc.:

BancBoston Capital Inc.

c/o Bank of America

101 South Tryon Street

Charlotte, NC 28255

Attention: Andrew T. Golomb

Telephone: 980-387-1966

Facsimile: 704-208-2782

Email: andrew.t.golomb@baml.com

With a copy to:

BancBoston Capital Inc.

c/o Corrum Capital Management LLC

214 North Tryon Street

Suite 1950

Charlotte, NC 28202

Attention: Andrew Lobas, Associate

Telephone: 704-330-7314

Email: alobas@corrumcapital.com

SIGNATURE PAGE TO JOINDER TO AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

XENON PHARMACEUTICALS INC.

JOINDER TO INVESTOR RIGHT AGREEMENT

(Cape 1998 Trust)

This Joinder (this “Agreement”) is delivered and effective as of December 4, 2013, by Cape 1998 Trust pursuant to that certain Amended and Restated Investor Rights Agreement of Xenon Pharmaceuticals Inc. (the “Company”) dated as of December 6, 2006, as amended, (the “Investor Rights Agreement”). Terms defined in the Investor Rights Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

WHEREAS, on the date hereof, Cape 1998 Trust acquired the 142 shares of Series E Preferred Shares and the 237 shares of Series B Preferred Shares of the Company (the “Transferred Shares”) held by Ventures West 7 U.S. Limited Partnership (the “Transferor”), and all the rights and obligations with respect thereto (the “Transfer”); and

NOW, THEREFORE, in connection with the Transfer, Cape 1998 Trust hereby agrees as follows:

1.	Upon execution of this Agreement, Cape 1998 Trust shall become a party to the Investor Rights Agreement and shall be bound by all terms and provisions thereof. Cape 1998 Trust shall succeed to all rights and be subject to all the obligations of the Transferor with respect to the Transferred Shares as set forth in the Investor Rights Agreement, and become a Holder and Investor thereunder.

2.	The Transferee’s execution of a signature page to this Agreement shall constitute the execution by the Transferee of a counterpart signature page to the Investor Rights Agreement with respect to the Transferred Shares.

3.	The Transferee hereby requests that the Company update its books and records to reflect the Transfer. For purposes of delivering any notices, requests and other communications under the Investor Rights Agreement, the address of Cape 1998 Trust is included on its signature page hereto.

4.	This Agreement shall be governed by and construed under the laws of the Province of British Columbia.

[Signature Page follows]

Duly-authorized signatory of Cape 1998 Trust has executed this Agreement below, effective as of the date first set forth above.

CAPE 1998 TRUST

By:	/s/ Lillian J. Cape
Name:	Lillian J. Cape
Title:	Trustee

Contact Information for Cape 1998 Trust:

Cape 1998 Trust

c/o Howson & Simon LLP

101 Ygnacio Valley Road,

Suite 310

Walnut Creek, CA94596

Attention: Carla S. Lundstrom

Telephone: 925-977-9060

Facsimile: 925-977-9064

Email: clundstrom@howson-simon.com

with a copy to:

Cape 1998 Trust

c/o Lillian Cape, Trustee

1750 Taylor Street, #2001

San Francisco, CA 94133

Telephone: 415-923-9876

Email: libisf@me.com

SIGNATURE PAGE TO JOINDER TO AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

XENON PHARMACEUTICALS INC.